UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DELPHI FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

TOKIO MARINE HOLDINGS, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On December 21, 2011, (i) Tokio Marine Holdings, Inc. (Tokio Marine) and Delphi Financial Group, Inc. issued a joint press release; (ii) Tokio Marine issued a press release in Japanese; and (iii) Tokio Marine made a presentation to its investors. The text of the joint press release, the English language translation of the Japanese press release, and the presentation to Tokio Marine investors is as follows:

FOR IMMEDIATE RELEASE

TOKIO MARINE HOLDINGS TO ACQUIRE DELPHI FINANCIAL GROUP IN $2.7 BILLION TRANSACTION

Continued Expansion of International Business by Tokio Marine

Complementary Addition to Existing U.S. Operations

Tokyo, Japan and New York, NY, December 21 – Tokio Marine Holdings, Inc. (TMHD) and Delphi Financial Group, Inc. (Delphi) (NYSE:DFG) today announced that they have entered into a definitive agreement under which TMHD will acquire all outstanding shares of Delphi, a leading financial services holding company comprised of specialty life and property & casualty insurance and insurance-related businesses, for $43.875 per Class A share and $52.875 per Class B share in cash, through TMHD’s wholly owned subsidiary, Tokio Marine & Nichido Fire Insurance Co., Ltd. (TMNF). In addition, Delphi shareholders will receive $1.00 in cash per share pursuant to a one-time special dividend from Delphi for each share of Class A and Class B stock they own. The total transaction value is approximately U.S. $2.7 billion and is expected to close in the second quarter of 2012.

The acquisition of Delphi further solidifies and effectively complements Tokio Marine’s presence in the U.S. property & casualty market and marks its entrance into the U.S. life insurance market. Delphi, founded in 1987 by Robert Rosenkranz, has three main subsidiaries. Delphi’s life insurance subsidiary, Reliance Standard Life Insurance Company, underwrites a diverse portfolio of group employee benefits and also markets asset accumulation products, primarily fixed annuities, to individuals. Its property & casualty subsidiary, Safety National Casualty Corporation, is the clear leader and longest tenured insurer in the excess workers’ compensation market in the U.S. A third subsidiary, Matrix Absence Management, Inc. provides integrated disability and absence management services to the employee benefits market. Delphi and its primary subsidiaries are well positioned to benefit from Tokio Marine’s financial strength and international market knowledge, to leverage the business relationships of Tokio Marine’s existing U.S. operations, particularly Philadelphia Consolidated, and to expand and diversify the revenues and capabilities of Tokio Marine.

Shuzo Sumi, President of Tokio Marine, said, “The Tokio Marine Group has been seeking continued expansion of its international insurance business as a major driving force of its mid to long term growth strategy. The acquisition of Delphi is an important step in this development, serving to further diversify our business mix in the United States. Delphi is an outstanding insurance group with a strong focus on niche business lines in the employee benefits market. It has an experienced and excellent management team with strict underwriting discipline and a strong bottom line orientation.”

Robert Rosenkranz, Chairman and Chief Executive Officer of Delphi, said, “I am particularly pleased with this transaction and that Delphi will be a strategically important part of the Tokio Marine group, whose transformation into a global insurance enterprise was spearheaded by the acquisitions of such outstanding companies as Philadelphia Consolidated and Kiln Group at Lloyd’s. Tokio Marine has shown a great deal of respect for our corporate culture and expects us to operate with a high degree of autonomy. Merging with Tokio Marine is exciting because it will leverage our underwriting and investment expertise and give us access to substantial resources to take advantage of acquisitions and other new business opportunities.”

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Don Sherman, President & Chief Operating Officer of Delphi, said, “This is an excellent outcome for both our shareholders and Tokio Marine. I am very proud of our employees whose efforts created one of the most successful specialty insurance companies in the U.S. Our expertise in the employee benefits, excess workers’ compensation, annuity and investment areas, coupled with Tokio Marine’s global resources, should allow the company to realize growth and profitability superior to what we could achieve on a stand-alone basis.”

President Sumi concluded, “Tokio Marine greatly respects the growth and profit record of Delphi achieved under the leadership of its strong management team, both at the holding company and at its principal subsidiaries. We are delighted that this management team is fully committed to the partnership with us, which is critical to the future of the combined business. We share common values and business philosophies and are confident that this will result in an outstanding future together.”

Delphi marks Tokio Marine’s first significant acquisition in the U.S. since it acquired Philadelphia Consolidated in December 2008. Delphi and Philadelphia Consolidated are complementary and provide a unique opportunity to leverage their respective strengths while further diversifying Tokio Marine’s international business.

If Delphi were included in TMHD’s fiscal 2011 earnings estimates (excluding the impact of Thai flood losses) on a pro forma basis, the contribution of international insurance business to TMHD’s total adjusted earnings would increase from 37% to 46%.

Certain Transaction Terms:

Under the terms of the agreement, Tokio Marine will acquire 100% of the shares of Delphi for $43.875 per Class A share and $52.875 per Class B share in cash. In addition, Delphi shareholders will receive $1.00 in cash per share pursuant to a one-time special dividend from Delphi to be paid shortly after closing. Delphi shareholders will also continue to receive their regular quarterly dividends until the transaction closes. The acquisition will be financed through the utilization of Tokio Marine Group cash on hand together with borrowings.

Approvals and Timing:

The Board of Directors of TMHD and a Special Committee of the independent directors of Delphi (Special Committee) have unanimously approved the transaction. The transaction was also approved by the Board of Directors of Delphi. In addition,

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Robert Rosenkranz, who represents 49.9% of Delphi’s votes, has agreed to vote in favor of the transaction. The Special Committee determined that the transaction is fair to and in the best interests of the Class A shareholders. The acquisition is subject to the approval of Delphi shareholders, including approval by the holders of a majority of the Class A shares, other than TMHD, Mr. Rosenkranz, Delphi’s directors and officers and their affiliates, and the approval of various regulatory authorities in Japan and the U.S., as well as other customary closing conditions. The transaction is expected to close in the second quarter of 2012.

Macquarie Capital acted as financial advisor to Tokio Marine in this transaction and Sullivan & Cromwell LLP provided external legal counsel. Lazard acted as financial advisor to Delphi’s Special Committee of Independent Directors of its Board of Directors and Cravath Swaine & Moore LLP provided external legal counsel to the Special Committee. Morris, Nichols, Arsht & Tunnell LLP provided external legal counsel to Delphi.

Enquiries:

Tokio Marine Holdings, Inc.

Naotake Hamada, Manager

Corporate Communications and Investor Relations Group

Email: ir@tokiomarinehd.com

Tel: +81-3-5223-3212

Delphi Financial Group, Inc. - Investors

Bernard J. Kilkelly, Vice President

Investor Relations

Email: bkilkelly@dlfi.com

Tel: +1-212-303-4349

Delphi Financial Group, Inc. – Press

Steve Lipin

Gemma Hart

Brunswick Group LLC

Tel: +1-212-333-3810

Press Conference:

TMHD will host a press conference at the 15th Floor Conference Room of the Tokio Marine Nichido Annex Building in Tokyo to discuss the transaction on December 21 at 4:00 P.M. Japan time (2:00 A.M. Eastern time).

Delphi will host a teleconference for the U.S. investment community today, December 21 at 10:00 P.M. Japan time (8:00 A.M. Eastern time) to discuss the announcement. The teleconference can be accessed by dialing +1-800-230-1951 (U.S. and Canada callers*) approximately ten minutes prior to the teleconference. There will also be a live webcast of the teleconference available at

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www.delphifin.com. It is advisable to register at least 15 minutes prior to the webcast to download and install any necessary audio software. A replay of the call will be available at +1-800-475-6701 (U.S. and Canada callers*) access code 230493, and on Delphi’s website at www.delphifin.com.

*	For dial-in numbers of countries other than U.S. and Canada, please contact Bernard Kilkelly of Delphi by e-mail to bkilkelly@dlfi.com or by telephone at +1-212-303-4349.

About Tokio Marine Holdings, Inc.:

Tokio Marine Holdings, Inc., the ultimate holding company of the Tokio Marine Group, is incorporated in Japan and is listed on both the Tokyo and Osaka Stock Exchanges. The Tokio Marine Group operates in the property and casualty insurance, reinsurance and life insurance sectors globally with a presence in approximately 40 countries/areas. Consolidated net premiums written of the Group for the fiscal year 2010 was approximately Yen 2.3 trillion (approximately U.S. $30 billion, based on exchange rates at the end of September 2011). The Group’s main operating subsidiary, Tokio Marine & Nichido Fire, was founded in 1879 and is the oldest and largest property and casualty insurer in Japan. TMNF conducts business in the United States mainly through its U.S. branch and enjoys an A.M. Best rating of A++, which ranks among the highest in the industry.

About Delphi Financial Group, Inc.:

Delphi Financial Group, Inc. is a financial services company focused on specialty insurance and insurance-related businesses. Delphi is a leader in managing all aspects of employee absence to enhance the productivity of its clients and provides the related group insurance coverages: long-term and short-term disability, life, excess workers’ compensation for self-insured employers, large casualty programs including large deductible workers’ compensation, travel accident, dental and limited benefit health insurance. Delphi’s asset accumulation business emphasizes individual annuity products. Delphi’s common stock is listed on the New York Stock Exchange under the symbol DFG and its corporate website address is www.delphifin.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements.” Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include those referred to in Delphi’s filings with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following: operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the transaction; the retention of certain key employees at Delphi; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties may not be able to meet expectations regarding the timing, completion and accounting and tax treatments of the merger. TMHD assumes no obligation to update the information in this press release, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

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Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Delphi by TMHD. In connection with the proposed acquisition, Delphi intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. SECURITY HOLDERS OF DELPHI ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING DELPHI’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, and may obtain documents filed by Delphi free of charge from Delphi’s website at www.delphifin.com. In addition, the proxy statement and other documents filed by Delphi with the SEC (when available) may be obtained from Delphi free of charge by directing a request to Delphi Financial Group, Inc., c/o Investor Relations, Bernard J. Kilkelly, Vice President – Investor Relations, bkilkelly@dlfi.com, +1-212-303-4349.

Participants in Solicitation

TMHD, and Delphi and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Delphi common stock in respect of the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Delphi and its directors and executive officers in Delphi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which was filed with the SEC on March 1, 2011, and its definitive proxy statement for the 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2011. To the extent holdings of Delphi securities have changed since the amounts contained in the definitive proxy statement for the 2011 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

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(English Translation)

December 21, 2011

Tokio Marine Holdings, Inc.

Agreement to Acquire Delphi Financial Group

Tokio Marine Holdings, Inc. (“TMHD”) (President: Shuzo Sumi) today announced a definitive agreement to acquire 100% of the outstanding shares of Delphi Financial Group, Inc. (“Delphi”), a U.S. life and property & casualty (“P&C”) insurance group (hereinafter: “the Acquisition”), through TMHD’s wholly owned subsidiary, Tokio Marine & Nichido Fire Insurance Co., Ltd. (“TMNF”).

The Acquisition has been approved by the Board of Directors of Delphi.

1.	Background

(1)	The Tokio Marine Group, aiming to be a global insurance group originating from Japan, has been seeking expansion of its international insurance business as a driving force for its mid to long term growth strategy. We are strengthening our M&A activities in addition to organic growth by pursuing a balanced growth strategy in markets of developed countries as well as high growth emerging countries.

(2)	Based on this initiative, for the markets of developed countries, we entered the Lloyd’s market through the acquisition of Kiln Ltd. (“Kiln”) in March, 2008, and the acquisition of Philadelphia Consolidated Holding Corp. (“PHLY”) in December, 2008. For high growth emerging markets, we achieved remarkable growth by actively expanding in both life and P&C in such countries as China, India and Brazil. Throughout our expansion, we have continued to look for quality acquisition opportunities to achieve further growth and capital efficiency.

(3)	As described in “2” and “3” below and in Appendix 1, Delphi is an outstanding insurance group in both the P&C and life insurance markets in the U.S. The life insurance subsidiary, Reliance Standard, was founded in 1907 and the P&C subsidiary, Safety National, was founded in 1942. Both companies have long and successful histories of operation. With its experienced management teams, the companies have consistently achieved superior growth and profitability since the founding of Delphi in 1987.

(4)	The Acquisition will allow the Tokio Marine Group to establish another excellent business operation in the U.S., the largest insurance market in the world, and to realize significant profit expansion, as well as reinforcing our operational platform which will lead to sustainable growth for the Tokio Marine Group.

2.	Overview of Delphi (see Appendix 1 for further details)

(1)	Company name	Delphi Financial Group, Inc.

(2)	Location	1105 North Market Street, Suite 1230, P. O. Box 8985, Wilmington, Delaware U.S.A.

(3)	Name of CEO	Chairman & CEO Robert Rosenkranz

(4)	Nature of business	Holding company (listed on the New York Stock Exchange) of an insurance group owning subsidiaries such as Reliance Standard Life, a life insurance company, and Safety National, a P&C insurance company.

(5)	Capital	USD 625,000

(6)	Date of Establishment	May 27, 1987

(7)	Major shareholders and investment rate	Robert Rosenkranz 49.9% (voting rights basis)

(8)	TMHD’s relationship with the company	Capital and management	No notable capital or management relationships between TMHD and the company or with our affiliates and the company’s affiliates.
		Business	Reinsurance transaction exists between company’s affiliate and TMHD’s affiliate.

(9)	Consolidated financial results of the past three years(*1)

Fiscal year	December 2008			December 2009			December 2010
Consolidated net assets	USD	821	M	USD	1,359	M	USD	1,595	M
Consolidated total assets	USD	5,954	M	USD	6,921	M	USD	7,760	M
Consolidated net assets per share	USD	17.48		USD	25.17		USD	29.28
Premium and fee income	USD	1,385	M	USD	1,401	M	USD	1,420	M
Pre tax earnings	USD	35	M	USD	119	M	USD	226	M
Consolidated net income	USD	39	M	USD	99	M	USD	174	M
Consolidated net income per share	USD	0.76		USD	1.92		USD	3.13
Dividend per share	USD	0.39		USD	0.40		USD	0.42
Combined ratio(*2)		92.2%			93.3%			94.8%

(*1)	Adoption of FASB rule changes in 2011 on a retrospective basis are not reflected in the figures
(*2)

A profitability index used by P&C insurance companies expressed as a percentage, by having the premium as a denominator and losses/expenses as the numerator. 100% is break even and the lower the number is below 100%, the higher the underwriting profitability.

3.	Description of Delphi and its subsidiaries

Delphi and its subsidiaries focus on niche business lines (*3) of their expertise in the employee benefits insurance market. Delphi’s strengths of experienced underwriting, strong relationships with distribution channels and expertise in investing, has made them leaders in their market, consistently achieving high growth and profitability outperforming their peer companies.

High growth: Average growth rate of premium and fees for the past ten years was 12.2%. Current year growth is also 9.7% year to date as of end of September.

Profitability: Combined ratio of the past ten years is 94.6% which is much lower than the U.S. P&C industry average of 101.3%. The ratio is also stable with minimal volatility.

(*3)	Life insurance business lines: Group disability insurance, group life insurance, fixed annuities etc.

P&C insurance business lines: Excess workers’ compensation, workers’ compensation assumed treaty reinsurance etc.

Note:	Excess workers’ compensation clients are companies and groups which self-insure workers’ compensation coverage. When the self-insured losses exceed a specified amount, excess workers’ compensation pays insurance claims for the portion exceeding that amount.

4.	Overview of the Acquisition

(1)	Acquisition Target: Delphi Financial Group, Inc. (TMHD intends to acquire 100% of Delphi’s outstanding shares through TMNF.)

(2)	Shares to be acquired, acquiring price and shares owned before and after the transaction

(a)	Number of shares held before the acquisition	0 shares (Ownership percentage: 0%)

(b)	Number of shares to be acquired	Class A Common Stock 49,056,362 shares(*4) Class B Common Stock 6,765,793 shares(*4) (percentage of outstanding shares: 100%) (acquisition price: USD 2,664 M (approx. JPY 205 billion))

(*4)	The number show above are outstanding as of September 30, 2011, and we will purchase all of the outstanding shares at the time of closing.

(3)

Acquisition terms: USD $43.875 per Class A Common Stock (approximately JPY 3,378) and $52.875 per Class B Common Stock (approximately JPY 4,071).(*5, 6) This price (relative to Class A Common Stock) constitutes an acquisition price to book ratio of x1.50 times Delphi’s fully diluted book value per share of $29.31 as of the end of September 2011 and after deduction of a $1 special dividend (*7).

Furthermore, the acquisition premium for Class A Common Stock represents a 59% premium to the average share price of the past twelve months.

After careful analysis and review of Delphi’s assets, business operations and prospects, TMHD considers that this price is fair and reasonable.

(*5)	Exchange rate is $1 = JPY 77 unless otherwise noted.
(*6)

Class A Common Stock is stock owned by common shareholders. Class B Common Stock is principally equivalent to voting rights of 10 Class A Common Stock and owned by the Chairman and CEO Robert Rosenkranz and entities he controls.

(*7)	Delphi is scheduled to pay a special dividend of $1 per share to existing shareholders shortly after closing of the Acquisition.

(4)	Financing: The Acquisition will be financed through the utilization of Tokio Marine Group’s cash on hand and borrowings.

5.	Strategic Rationale

(1)	Continued expansion of revenues and profits of international insurance business through the acquisition of a quality insurance operation in the U.S.

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The U.S. insurance market is the largest in the world with a market volume of JPY 89 trillion (of which P&C is JPY 50 trillion and life is JPY 39 trillion), and we consider it to be an important market that is expected to continue growing in the medium to long term. With Delphi joining the Tokio Marine Group, we are able to further reinforce our business platform of our U.S. insurance operations and newly enter the U.S. life insurance market.

•

The Tokio Marine Group’s international insurance business is expected to further expand in terms of both revenues and profits through the Acquisition. The impact of the Acquisition to our profits by simulating the pro forma based combined results based on 2011 forecasts (excluding the impact of flooding losses in Thailand) are as follows:

>	The proportion of international insurance business in Tokio Marine Group’s adjusted earnings will increase from 37% to 46% as a result of the Acquisition.

(Please see Appendix 2 for further details)

(2)	Further diversification of our business portfolio

Through the Acquisition, a high quality insurance operation which has limited exposures to U.S. nat cat risk and the P&C rating cycle will join our Group, enabling us to build a further diversified and more stable book of business. The Acquisition will also increase our capital efficiency.

>	Our entry into the U.S. life insurance market will vary our profit base and further diversify our risk exposure.

>	Delphi’s core business lines have very limited exposure to nat cat risks and characteristically have minimal influence from the insurance rating cycle which P&C insurers of U.S. commercial lines are exposed to, and will contribute to further stabilizing the profits of the Tokio Marine Group.

(3)	An ideal fit with our current U.S. operations- joint initiatives toward future growth

Our current business in the U.S., such as PHLY, has very little overlap with Delphi’s business, and will create an ideal fit. By combining Delphi’s strengths and Tokio Marine’s strengths such as superior credit rating, financial strength and large underwriting capacity, we will pursue the following business expansion measures.

>	The client base of the business lines which Delphi engages in is medium to small businesses, municipals, schools, hospitals etc. which is similar to PHLY, and cross-selling through joint marketing and referrals could be anticipated.

>	Utilizing Delphi’s workers’ compensation expertise at TMNF’s U.S. Branch will further improve our customer servicing levels.

>	Delphi and Tokio Marine North America, our U.S. holding company, will operate independently for the time being and pursue synergies and harmonized operations through such actions as the interchange of board representation.

>	We will utilize our superior credit rating and financial strength to provide growth opportunities for Delphi’s workers’ compensation (especially workers’ compensation assumed treaty reinsurance) and fixed annuity business.

>	With Tokio Marine’s large underwriting capacity, we will achieve efficiencies for Delphi’s outwards treaty programs and increase profits and ROE.

6.	Acquisition Process

•

Under and in accordance with applicable laws and regulations in the U.S., the Acquisition will be implemented by first establishing TMNF’s special purpose company in Delaware, and then merging it with Delphi (*8). Through this process, TMNF will purchase the entire outstanding shares in return for consideration to Delphi’s shareholders. The Acquisition is subject to approval of various regulatory authorities of Japan and the U.S. as well as the U.S. antitrust law authorities.

(*8)

This process is called a reverse triangular merger under the related laws and regulations in the U.S., which is similar to a triangular merger in Japan. This is a common method used for acquisitions in the U.S.

•	As to closing, we intend to proceed expeditiously and expect to complete the process by the first quarter of Tokio Marine’s fiscal year 2012 (April to June).

7.	Schedule

(1)	Corporate resolution	December 21, 2011

(2)	Date of delivery of shares	TBD (The acquisition is subject to approval of both the U.S. and Japanese regulatory authorities.)

8.	Impact on financial results of TMHD

The acquisition of Delphi will contribute to consolidated profit and loss statements of TMHD from fiscal 2012 and onwards.

Enquiries regarding this news release

Shusuke Kasahara, Manager	TEL 03(5223)3212

Corporate Planning Dept. Corporate Communications and Investor Relations Group

Appendix 1

Overview of Delphi

1. Delphi was founded by Robert Rosenkranz (current Chairman and CEO) in 1987 with the acquisition of Reliance Standard Life. The life insurance subsidiary, Reliance Standard Life, was founded in 1907, the P&C subsidiary, Safety National, was founded in 1942, and the absence management company, Matrix Absence Management, was founded in 1987.

2. The registered headquarters are located in Wilmington, Delaware in the U.S.

3. Group structure

Delphi Financial Group, Inc. (listed on the NYSE: DFG) fully owns a life insurance subsidiary, Reliance Standard Life, a P&C insurance subsidiary, Safety National, and an absence management company, Matrix Absence Management, as well as other insurance related subsidiaries.

4. Main lines of business

(1)	Life insurance operations: Group disability insurance, group life insurance, fixed annuities, travel insurance, dental insurance, accident insurance, limited benefit health insurance etc.

(2)	P&C insurance operations: Excess workers’ compensation, workers’ compensation assumed treaty reinsurance, large deductible workers’ compensation/general liability/auto liability etc.

(3)	Absence management services: Providing absence management services and claims services for group disability insurance and workers’ compensation insurance.

5.	Fiscal year:	January - December

6.	Financial ratings:	S&P: A
A.M. Best: A

7.	Management:	Chairman & CEO	Robert Rosenkranz
		President & COO	Don Sherman

8.	Number of employees:	Approximately 1,900

Appendix 2

<Provisional Calculation of the impact of the Acquisition on our profits based on FY2011 forecast (*9)>

1.	Breakdown of Tokio Marine Group’s adjusted earnings

	Before Delphi acquisition	After Delphi acquisition
Japanese operations	63%	54%
International operations	37%	46%

Total	100%	100%

2.	Regional breakdown of Tokio Marine Group’s International Insurance Business

	Before Delphi acquisition	After Delphi acquisition
North America	36%	48%
(PHLY	29%	23%)
(Delphi	—	19%)
Central/South America	12%	10%
Asia/Oceania(includes life)	24%	20%
Europe/Middle East	3%	2%
Reinsurance/Kiln	25%	21%

Total	100%	100%

Life operations	12%	24%
P&C operations	88%	76%

Total	100%	100%

(*9)

Pro forma combination of 2011 forecasts of Delphi and the Tokio Marine Group. The effects such as increase of net written premiums and adjusted earnings as a result of the Acquisition (excluding the impact of flooding losses in Thailand on adjusted earnings) is only a provisional calculation, and Delphi’s results will be included in Tokio Marine’s results from fiscal year 2012. Delphi’s net written premiums and adjusted income are based on forecasts provided by Delphi.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this presentation may constitute “forward-looking statements.” Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include those referred to in Delphi’s filings with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following: operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the transaction; the retention of certain key employees at Delphi; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties may not be able to meet expectations regarding the timing, completion and accounting and tax treatments of the merger. TMHD assumes no obligation to update the information in this presentation, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Delphi by TMHD. In connection with the proposed acquisition, Delphi intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. SECURITYHOLDERS OF DELPHI ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING DELPHI’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and may obtain documents filed by Delphi free of charge from Delphi’s website at www.delphifin.com. In addition, the proxy statement and other documents filed by Delphi with the SEC (when available) may be obtained from Delphi free of charge by directing a request to Delphi Financial Group, Inc., c/o Investor Relations, Bernard J. Kilkelly, Vice President – Investor Relations, bkilkelly@dlfi.com, +1.212.303.4349.

Participants in Solicitation

TMHD, and Delphi and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Delphi common stock in respect of the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Delphi and its directors and executive officers in Delphi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which was filed with the SEC on March 1, 2011, and its definitive proxy statement for the 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2011. To the extent holdings of Delphi securities have changed since the amounts contained in the definitive proxy statement for the 2011 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Acquisition of Acquisition of Delphi Financial Group Delphi Financial Group December 21, 2011 Tokio Marine Holdings, Inc. President: Shuzo Sumi

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Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this presentation may constitute "forward-looking statements." Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include those referred to in Delphi’s filings with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following: operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the transaction; the retention of certain key employees at Delphi; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties may not be able to meet expectations regarding the timing, completion and accounting and tax treatments of the merger. TMHD assumes no obligation to update the information in this presentation, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Delphi by TMHD. In connection with the proposed acquisition, Delphi intends to file relevant materials with the SEC, including a proxy statement on
Schedule 14A. SECURITY HOLDERS OF DELPHI ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC,
INCLUDING DELPHI’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE
PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site,
the proxy statement and other documents filed by Delphi with the SEC (when available) may be obtained from Delphi free of charge by directing a request to Delphi Financial Group, Inc., c/o Investor Relations, Bernard J. Kilkelly, Vice President – Investor Relations,
bkilkelly@dlfi.com, +1.212.303.4349.
Participants in Solicitation
TMHD, and Delphi and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Delphi common stock in respect of the proposed transaction.  Security holders may obtain information regarding the names, affiliations and interests of Delphi and its directors and executive officers in Delphi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which was filed with the SEC on March 1, 2011, and its definitive proxy statement for the 2011
Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2011. To the extent holdings of Delphi securities have changed since the amounts contained in the definitive proxy statement for the 2011 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.
www.sec.gov,
and may obtain documents filed by Delphi free of charge from Delphi’s website at
www.delphifin.com.
In addition,

2
Agenda
Agenda
1.
1.
Transaction summary
Transaction summary
2.
2.
Strategic rationale
Strategic rationale
3.
3.
Overview of Delphi
Overview of Delphi
4.
4.
Joint initiatives toward future growth
Joint initiatives toward future growth
5.
5.
Valuation
Valuation
Appendix: Financial Statements
Appendix: Financial Statements

– The U.S. insurance market is the largest in the world and expected to continue growing over the medium to long term
– Delphi is an insurance group with quality operations in both the U.S. life and P&C markets
Delphi has an experienced management team and has consistently achieved high growth and profitability
– Acquisition will contribute to the further expansion in revenues and profitability of the international insurance business
– Entry into the U.S. specialty life insurance market will enable us to broaden our profit base and further diversify our risk exposure
– Limited exposure to natural catastrophe risks
– Minimal influence from the U.S. P&C insurance pricing cycle
– Very little overlap with the business lines of our current U.S. operations
– However, similar client base provides significant cross-selling opportunities
– Further expansion of Delphi's business by combining with Tokio Marine's strengths
– The U.S. insurance market is the largest in the world and expected to continue growing over the medium to long term
– Delphi is an insurance group with quality operations in both the U.S. life and P&C markets
Delphi has an experienced management team and has consistently achieved high growth and profitability
– Acquisition will contribute to the further expansion in revenues and profitability of the international insurance business
– Entry into the U.S. specialty life insurance market will enable us to broaden our profit base and further diversify our risk exposure
– Limited exposure to natural catastrophe risks
– Minimal influence from the U.S. P&C insurance pricing cycle
– Very little overlap with the business lines of our current U.S. operations
– However, similar client base provides significant cross-selling opportunities
– Further expansion of Delphi's business by combining with Tokio Marine's strengths
3
Strategic Rationale of Delphi Acquisition
Strategic Rationale of Delphi Acquisition
1. Transaction summary 1. Transaction summary
Strategic rationale
Strategic rationale
An ideal fit with our current U.S. operations-possibilities of new business opportunities
Further diversification of our business portfolio
Continued expansion of revenues and profits of international insurance business

4
1. Transaction summary
Delphi's strengths
Delphi's strengths
Consistently achieving high growth and profitability, outperforming peer companies
Delphi's strengths
Delphi's strengths
Strong focus on niche business lines of the employee benefits market
Experienced and excellent management team
Strict underwriting discipline and bottom line orientation
Superior investment performance

5
– U.S. life and P&C insurance group focusing on niche business lines in the employee benefits insurance market and registered in Wilmington, Delaware.  Delphi operates in fifty states and employs approx.
1,900 staff
– Founded in 1987 when the current Chairman and CEO acquired Reliance Standard (founded in 1907), a life insurance company. Listed on the NYSE in 1990 and acquired a P&C company, Safety National
(founded in 1942) in 1996
– Shareholders’ equity of $1.72B at September 30, 2011; estimates for 2011: Premiums: $1.6B, Net
Income: $200M, ROE: 12.5%
– Operating company financial strength ratings:  A.M. Best: A, S&P: A
Delphi basics
Transaction details
1. Transaction summary 1. Transaction summary
Delphi basics and transaction details
Delphi basics and transaction details
– Expected closing date: Second quarter of 2012. Subject to customary regulatory approvals and
Delphi's shareholder votes
– Transaction:
Tokio Marine intends to acquire all outstanding shares of Delphi stock and make Delphi a wholly-owned subsidiary
– Consideration per share:
$43.875 for Class A Common Stock
$52.875 for Class B Common Stock
Delphi will also pay a special dividend of $1 per share
– Aggregate consideration:
Approx. $2,664 million  (approx. 205 billion yen*) financed through cash on hand and borrowings, plus $1 per share special dividend (approx. $64 million), for total aggregate consideration to shareholders of approx. $2,728 million
(*exchange rate US$1=Yen 77)

6
2000 2007 2011
Strengthening of non-
Japanese business
U.S. and
European
markets
Expansion in
emerging
markets
(~2000)
business
development
focused on
Japanese
clients
Further growth,
diversification
and capital efficiency
Re-
insurance
P&C
emerging
markets
Life
emerging
markets
Kiln
Philadelphia
Indian
life business
Delphi
2. Strategic 2. Strategic rationale rationale
History of international insurance business growth
History of international insurance business growth
Step by step expansion since the year 2000
International insurance business grew substantially after 2007 due to large scale acquisitions of
Kiln and Philadelphia

72.0
billion yen
Fiscal 2010
Fiscal 2010
Japan
66%
International
34%
143.2
billion yen
Fiscal 2007
Fiscal 2007
105.0
billion yen
Fiscal 2002
Fiscal 2002
Proportion of international business grew from just 3% in 2002 to 34% in 2010
Japan
97%
International
3%
Japan
79%
International
21%
7
2. Strategic rationale
Accelerated growth of international insurance business
Accelerated growth of international insurance business
Proportion of international business of total adjusted earnings (2002-2010):

Approx.
$1.8 trillion

Source:
Swiss Re SIGMA
Premium breakdown of world P&C market by region
(2010)
Premium growth of world P&C market
($'B)
U.S. is the world's largest insurance market where we aim to further strengthen our presence
First entry into U.S. life insurance market (specialty life insurance market which focuses on underwriting profitability like P&C) achieves a more diversified insurance portfolio
Market volume of U.S. insurance market:
P&C: approx. $660 billion Life: approx. $506 billion    Total: approx. $1.2 trillion
2. Strategic rationale
Expansion of revenues and profits in the world's largest insurance market
Expansion of revenues and profits in the world's largest insurance market
U.S. P&C market World P&C market
10  year CAGR 4.1% 7.2%
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
U.S.
Non-U.S.
Other
7%
North
America
41%
Asia
11%
Japan
6%
Europe
36%

Contribution to adjusted earnings of
international insurance business
*1,2
Proportion of international insurance business
of total adjusted earnings
*3
Before acquisition
(91 billion yen)
After acquisition
(106 billion yen)
Achieve further increase of international insurance business through Delphi acquisition
2. Strategic rationale
Increased profitability and contribution of international insurance business
(Billion Yen)
International
37%
International
46%
34.0
15.0
76.5
20.8
29.7
28.6
24.8
-31.0
-60
-50
-40
-30
-20
-10
0
10
20
30
40
50
60
70
80
90
100
2006 2007 2008 2009 2010 2011(Est.)
: Kiln
acquisition
(+6.9bn)
:  Philadelphia
acquisition
(+28.5bn)
Thai flood
loss
(65bn)
Japan
63%
Japan
54%
(*1) Negative impact of Thai flooding loss of 65 billion yen added back to the fiscal 2011 estimated adjusted loss of 31 billion yen.
(*2) Exchange rate: End of September 2011 rate of 76.65 yen to the U.S. Dollar.
(*3) Loss estimates for the Thai flooding (65 billion for international insurance business and 10 billion yen for Japanese non-life business) is excluded from fiscal
       2011 estimated adjusted earnings.
Note: Increase in net written premium and adjusted earnings are simulations based on fiscal 2011 estimates and Delphi's profit /loss will be consolidated with
           Tokio Marine's financial statements from fiscal 2012. Figures of Delphi are based on its own forecast.
Simulation using fiscal 2011 estimates (pro forma combined basis)
Acquisition
benefit of 15
billion yen

(*1) Increase in net written premium and adjusted earnings due to the acquisition of Delphi are projections based on fiscal 2011 estimates and Delphi's profit /loss would be consolidated with Tokio Marine's financial statements from fiscal 2012.
(*2) Exchange rate: End of September 2011 rate of 76.65 yen to the U.S. Dollar.
2. Strategic rationale
Building a more diversified business portfolio
Philadelphia
29%
Kiln
15%
North America
6%
Central/South
America
12%
Asia(P&C)
12%
Asia(Life)
12%
Europe/Middle East
3%
Reinsurance
11%
Philadelphia
23%
Kiln
12%
North America
5%
Central/South
America
10%
Asia(P&C)
10%
Asia(Life)
10%
Europe/Middle
East
2%
Delphi
19%
Reinsurance
9%
Before acquisition
(526 billion yen)
Net written premium of international insurance business (by region / company)
– Simulation based on fiscal 2011 estimates (combined pro forma basis)
*1,2
After acquisition
(650 billion yen)
(for reference only)

Founded: 1942
Head office: St. Louis, Missouri
Employees: approx. 280
Business lines:
· Excess workers' compensation
· Workers' compensation assumed treaty
reinsurance
· Large deductible workers' compensation
· General liability insurance
· Auto liability insurance etc.
Ranking:
· Leading share in excess workers'
compensation (27%)
Target clients:
· Municipalities, schools and hospitals
which comprise 70% of client base
11
Founded: 1987
Head office: San Jose, California
Employees: approx. 600
Services provided:
· Integrated disability services
· Claims services for workers
compensation
· Absence management services
Founded: 1907
Head office: Philadelphia, Pennsylvania
Employees: approx. 1,000
Business lines:
· Group disability insurance
· Group life insurance
· Travel/accident insurance, limited
benefit health insurance, dental
insurance
· Fixed annuities
Ranking:
· 11th in group disability insurance market
· 12th in group life insurance
(in-force
policy basis)
Target clients:
· Small/medium companies with under
500 employees and some large cap
companies
3. 3. Overview Overview of of Delphi Delphi
Delphi's organization and business structure
Delphi's organization and business structure
Focusing on the niche insurance market of employee related benefits, Delphi is able to secure high growth and profitability as a market leader

Pre-tax operating income
Source: Delphi presentation material
A balanced business operation consisting of life, P&C and annuities
3. Overview of Delphi
Delphi‘s
Delphi‘s
premium
premium
breakdown
breakdown
by
by
segment
segment
(2011Q3YTD) (2011Q3YTD)
Life
53%
P&C
20%
Annuity
27%
Group Disability
29%
Excess Workers'
Comp
16%
Group Life
20%
Other Life
4%
Other P&C
4%
Fixed Annuities
27%
Life
42%
P&C
46%
Annuity
12%
Group Disability
23%
Excess Workers'
Comp
38%
Group Life
16%
Other Life
3%
Other P&C
8%
Fixed Annuities
12%
Premium and fee income

0.0%
3.0%
6.0%
9.0%
12.0%
Delphi U.S. P&C industry
average
0
40
80
120
160
200
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
13
($' m)
CAGR ('01- '10): 17.7%
10.2%
7.2%
Source: Delphi Annual report,  A.M. Best       (*)After tax net income less after tax realized investment gains/losses
0
400
800
1200
1600
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
( $' m)
CAGR ('01-'10): 12.2%
(U.S. P&C market average: 3.0%)
Delphi has limited exposure to the U.S. P&C pricing cycle and has consistently increased insurance premiums and achieved stable profits for the past ten years
3. Overview 3. Overview of of Delphi Delphi
Consistent high growth and profitability
Consistent high growth and profitability
Annual Operating Earnings (2001-2010)* Return on Average Equity (2001-2010 average)
2011Q3 YTD
growth rate:
9.7%
Annual Premium and Fee Income (2001-2010)

(*) Delphi manages their life insurance business by combined ratio similar to P&C so the above chart compares performance with U.S. P&C industry average.
Source:
Delphi annual report (U.S. GAAP), A.M. Best
Average combined ratio is below 95% and achieves stable and excellent underwriting results
3. Overview of Delphi
2001–2010 average C/R: 94.6%
(U.S. P&C market average C/R*: 101.3%)
80%
90%
100%
110%
120%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Delphi
U.S. P&C average
Annual combined ratio (C/R) (2001-2010)
Stable
Stable
and
and
excellent
excellent
underwriting
underwriting
profitability
profitability
(combined
(combined
ratio)
ratio)
94.6%

Annual return Volatility
Delphi
7.02% 7.02%
3.78% 3.78%
Benchmark
(Barclays
Aggregate)
5.84% 5.84% 3.81% 3.81%
Source: Delphi IR presentation
3. Overview of Delphi
Superior investment performance
Superior investment performance
Municipals, 34%
Corporate
securities, 26%
RMBS, 21%
U.S. Gov. bonds,
2%
Other bonds, 4%
Short term
investments, 3%
Alternatives etc.,
10%
Delphi has consistently achieved returns above the market benchmark by mitigating volatility and managing cash flow and matching of assets and liabilities
Investment Asset Breakdown: $7.3 billion
(as of September 30, 2011)
Ten Year Investment Return and Volatility
(2001 – 2010 monthly data)

Joint business with our current U.S. operations
Take advantage of overlapping client base with Philadelphia through cross-selling and marketing
Use of Delphi's expertise in workers' compensation to better service clients at TMNF's U.S. branch
A.M. Best S&P Moody’s
A++ Tokio Marine AAA Aaa
A+ AA+ Aa1
A Delphi AA Aa2 Tokio Marine
A- AA- Tokio Marine Aa3
B++
A+
A1
B+
A
Delphi A2
B A- A3 Delphi
Ratings of Tokio Marine and Delphi's operating companies (as of December 21, 2011)
4. Joint initiatives toward future growth
Utilize our superior credit rating and financial strength to expand Delphi’s business
Growth in Delphi's workers' compensation and fixed annuities business with our superior credit rating and financial strength
Achieve efficiencies for Delphi's outwards treaty programs and increase profits and ROE

5. Valuation
5. Valuation
Valuation
– Tokio Marine’s valuation based on calculation of Delphi's intrinsic value
– Tokio Marine’s fairness opinion obtained from our financial advisor (Macquarie Capital)
– Acquisition price represents a transaction price to book ratio of 1.50 times fully diluted shares as of
September 30, 2011 and after deducting a special dividend of $1 upon closing. The purchase price also represents a premium of 59% when compared to the average share price of the last twelve months
– Tokio Marine also expects goodwill of approximately 60 billion yen

18 Delphi historical income statement Delphi historical balance sheet Appendix: Appendix: Financial Financial statements statements

Delphi historical income statement
Delphi historical income statement
Appendix:
Appendix:
Financial
Financial
statements
statements
($'M) 2006 2007 2008 2009 2010
Premium and fee income 1,157 1,304 1,385 1,401 1,420 1,160
Net investment income 256 271 135 318 351 256
Net realized investment losses and others 1 4 89 148 34 6
Total revenue 1,412 1,571 1,431 1,572 1,737 1,410
Benefits claims and interest credited to policyholders 847 945 989 991 1,005 834
Commissions 74 85 87 93 94 71
Amortization of cost of business acquired 81 81 80 101 111 59
Other operating expenses 176 200 208 239 258 235
Total benefits and expenses 1,178 1,311 1,364 1,425 1,468 1,200
Operating income 233 260 67 147 269 210
Interest expense 25 27 32 28 43 28
Income tax expense 63 68 4 19 52 40
Net income 142 165 39 99 174 142
Main Indicators
Return on beginning shareholders' equity (ROE) 13.7% 14.0% 3.4% 12.1% 12.8% 12.3%
Loss & LAE ratio 70.6% 70.3% 69.5% 68.5% 68.7% 69.6%
Expense ratio 22.6% 22.1% 22.7% 24.8% 26.1% 25.4%
Combined ratio 93.2% 92.4% 92.2% 93.3% 94.8% 95.0%
Note:The above figures are U.S. GAAP reported figures. Adoption of FASB rule changes on a retrospective basis are not reflected.
2011Q3
YTD

Delphi historical balance sheet
Delphi historical balance sheet
($'M) 2006 2007 2008 2009 2010
Investments 4,483 4,988 4,655 5,749 6,550 7,336
Cash 48 51 64 65 73 91
Cost of business acquired 268 174 265 250 248 159
Reinsurance receivable 411 403 377 355 360 368
Goodwill 94 94 94 94 94 94
Others 366 385 500 407 435 489
Total assets 5,670 6,095 5,954 6,921 7,760 8,537
Future policy benefits 891 979 1,044 1,123 1,144 1,173
Unpaid claims and claims expenses 1,217 1,375 1,530 1,680 1,826 1,977
Policyholder account balances 1,119 1,083 1,357 1,454 1,754 2,030
Corporate debt 264 218 351 366 375 375
Other liabilities 1,005 1,299 848 936 1,062 1,254
Total liabilities 4,496 4,953 5,129 5,559 6,161 6,809
Total shareholders' equity 1,175 1,141 821 1,359 1,595 1,721
Noncontrolling interest 0 0 4 4 5 7
Total equity 1,175 1,141 825 1,363 1,599 1,728
Total liabilities and equity 5,670 6,095 5,954 6,921 7,760 8,537
Note:The above figures are U.S. GAAP reported figures. Adoption of FASB rule changes on a retrospective basis are not reflected.
2011Q3
YTD
Appendix: Financial statements

Company contacts
Company contacts
Tokio Marine Holdings, Inc.
Corporate Planning Dept.
Corporate Communications and Investor Relations Group
Yuichi Takeda
E-Mail: ir@tokiomarinehd.com
URL: http://www.tokiomarinehd.com/
Tel: +81-3-3285-0350
Delphi Financial Group, Inc.
Investor Relations Group
Bernard J. Kilkelly
E-Mail: bkilkelly@dlfi.com
URL: http://www.Delphifin.com
Tel: +1-212-303-4349